THE ADVISORS’ INNER CIRCLE FUND

Cambiar International Equity Fund

Cambiar International Small Cap Fund

(the “Funds”)

Supplement dated October 3, 2022

to the Funds’ Summary Prospectuses, each dated March 16, 2022 (the “Summary Prospectuses”), and the Funds’ Prospectus and Statement of Additional Information (the “SAI”), each dated
March 1, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

I.	Todd L. Edwards, PhD, Investment Principal, no longer serves as a member of the international investment team managing the Funds. Accordingly, effective immediately, all references to Mr. Edwards are hereby deleted from the Summary Prospectuses, the Prospectus and SAI.

II.	Robert A. Steiner Jr., CFA, Senior Analyst, serves as a member of the international investment team managing the Cambiar International Small Cap Fund and is now Co-Lead Manager of the Fund. Accordingly, effective immediately, the Summary Prospectus for the Cambiar International Small Cap Fund, as well as the Prospectus and SAI, are hereby amended and supplemented as follows:

A.	The following is hereby added to the “Fund Management” section of the Cambiar International Small Cap Fund’s Summary Prospectus, and the corresponding section of the Prospectus:

Robert A. Steiner Jr., CFA, Senior Analyst, joined the Adviser in 2021, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since 2021.

B.	The following is hereby added to the “Investment Management – Portfolio Managers” section of the Prospectus:

Robert A. Steiner Jr., CFA, Senior Analyst, joined the Adviser in 2021 and has over 11 years of investment experience.  Mr. Steiner serves as the Co-Lead Manager of the Cambiar International Small Cap Fund and as a Senior Analyst for the Adviser’s International strategies.  Prior to joining the Adviser, Mr. Steiner served as a Portfolio Manager/Senior Equity Analyst for the Global Dividend Value strategy at Segall Bryant & Hamill.  Prior to that, he served as an investment banking associate with BMO Capital Markets.  Mr. Steiner received an MBA in Finance and Corporate Strategy from Emory University and a BBA in Real Estate from the University of Georgia.  Mr. Steiner holds the Chartered Financial Analyst designation.

C.	The following is hereby added to the “Fund Shares Owned by the Portfolio Managers” table in the “Portfolio Managers” section of the SAI:

Name	Dollar Range of Fund Shares
Robert A. Steiner Jr.*	$1 - $10,000 (International Equity Fund) $1 - $10,000 (Small Cap Fund) $10,001 - $50,000 (Aggressive Value Fund) $1 - $10,000 (International Small Cap Fund)

*	Valuation date is September 27, 2022.

D.	The following is hereby added to the “Other Accounts” table in the “Portfolio Managers” section of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Robert A. Steiner Jr.*	0	$0	0	$0	15	$23.7

*	Valuation date is August 31, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CMB-SK-033-0100